Net income attributable to non-controlling interests (Tables)	12 Months Ended
Dec. 31, 2019
Analysis of income and expense [abstract]
Summary of trends in net income attributable to non-controlling interests
The table below shows Net income attributable to non-controlling interests for the reporting periods presented:

(€ million)	2019	2018	2017
Share of co-promotion profits attributable to BMS(a)	—	83	84
Share of net income attributable to other non-controlling interests	31	21	37
Total	31	104	121
(a)
For 2018 and 2017: share of co-promotion profits attributable to BMS for territories covered by entities majority owned by Sanofi (see Note C.2.); there is no tax effect on these amounts because BMS receives its share before tax. The payment made to buy out the BMS non-controlling interests was made on December 31, 2018 (see Note C.2.).